Amounts For Assets Acquired And Liabilities Assumed (Tables)	12 Months Ended
Mar. 31, 2012
Amounts For Assets Acquired And Liabilities Assumed

The following table summarizes the amounts of the assets acquired and liabilities assumed at the acquisition date, as well as the fair value at the acquisition date of the noncontrolling interest in Dimension Data.

Millions of yen
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	¥48,623
Notes and accounts receivable, trade	82,566
Current assets (other)	47,905
Property, plant and equipment	30,090
Other intangibles	108,705
Other assets	18,047

Total assets acquired	335,936

Accounts payable, trade	48,321
Current liabilities (other)	107,733
Long-term liabilities	49,868

Total liabilities assumed	205,922

Total net assets acquired	130,014

Noncontrolling interest in Dimension Data	(20,931)
Goodwill	151,488

Acquisition cost	260,571